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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                             Cobalt Networks, Inc.
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            (Exact name of Registrant as specified in its charter)

            Delaware                                     77-0440751
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(State of incorporation or organization)          (IRS Employer I.D. No.)

                  555 Ellis Street, Mountain View, CA  94043
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                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.001 par value per share
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-86759

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Item 1.  Description of Registrant Securities to be Registered
         -----------------------------------------------------

         Incorporated by reference to page 68 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement") as originally filed September 8, 1999.

Item 2.  Exhibits
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         The following exhibits are filed as a part of this registration statement:

         1.1(1)  Specimen certificate for Registrant's Common Stock;
         2.1(2)  Certificate of Incorporation of the Registrant
         2.2(3) Form of Amended and Restated Certificate of Incorporation 2.3(4) Form of Certificate of Incorporation of the Registrant to be
                 filed after the closing of the offering for which the Registrant is seeking registration on Form S-1
                 (Reg. No. 333-86759).
         2.4(5)  Bylaws of Registrant, as amended to date.

(1) Incorporated by reference to Exhibit 4.1 to the Registrant's S-1 Registration Statement.
(2) Incorporated by reference to Exhibit 3.1 to the Registrant's S-1 Registration Statement.
(3) Incorporated by reference to Exhibit 3.1.1 to the Registrant's S-1 Registration Statement.
(4) Incorporated by reference to Exhibit 3.1.2 to the Registrant's S-1 Registration Statement.
(5) Incorporated by reference to Exhibit 3.2 to the Registrant's S-1 Registration Statement.
                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  October 14, 1999             COBALT NETWORKS, INC.


                                     By:  /s/ Kenton D. Chow
                                     ------------------------------------------
                                     Kenton D. Chow
                                     Vice President, Finance and Chief Financial
                                     Officer

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

                              Index to Exhibits
                            --------------------
     1.1  Specimen Certificate of Registrant's Common Stock...........   Incorporated by
                                                                         Reference

    2.1  Certificate of Incorporation.................................   Incorporated by
                                                                         Reference

     2.2  Form of Amended and Restated Certificate of Incorporation....

     2.3  Form of Certificate of Incorporation of the Registrant to
          be filed after the closing of the offering for which the
          Registrant is seeking registration on Form S-1
          (Reg. No. 333-86759).........................................  Incorporated by
                                                                         Reference

     2.4  Bylaws of Registrant, as amended to date.....................  Incorporated by
                                                                         Reference

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